UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2023

REMSLEEP HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53450	47-5386867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14175 Icot Boulevard, Suite 300

Clearwater, Florida 33760

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: 813-367-3855

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Purchase Agreement

On September 6, 2023, Remsleep Holdings, Inc. (the “Company”) entered into an intellectual property assignment agreement (the “IP Purchase Agreement”) with Thomas Wood, its current Chief Executive Officer (“Wood”), pursuant to which the Company has agreed to issue to Wood a total of 2,000,000 shares of Series C Preferred Stock. Each share of Series C Preferred Stock is convertible into 300 shares of Company Common Stock. Additionally, the holders of Series C Preferred Stock have voting rights representing 81% of the combined voting power of Common Stock and preferred stock.

The foregoing description of the IP Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the IP Purchase Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 3.02. Unregistered Shares of Equity Securities.

The information contained above in Item 1.01 relating to the IP Purchase Agreement is hereby incorporated by reference into this Item 3.02. Based in part upon the representations of Wood in the IP Purchase Agreement, the offering and sale of the securities were made in reliance on the exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and corresponding provisions of state securities or “blue sky” laws. The securities will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. The sale of the securities will not involve a public offering and will be made without general solicitation or general advertising. Wood represented that he is acquiring the securities as principal for its own account and not with a view to or for distributing or reselling the securities in violation of the U.S. federal securities laws.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or other securities of the Company.

ITEM 3.03 MATERIAL MODIFICATIONS OF RIGHTS OF SECURITY HOLDERS.

To the extent required by Item 3.03 of Form 8-K, the information set forth in Item 5.03 is incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

The information contained above in Item 1.01 relating to the IP Purchase Agreement is hereby incorporated by reference into this Item 5.01. As a class, the Series C Preferred possesses 81% of the voting power of the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 24, 2023, the Company filed an Amended and Restated Certificate of Designations of Series C Preferred Shares, a copy of which is filed as Exhibit 3.1 hereto and incorporated by reference herein. The Series C Preferred may vote on any action upon which holders of the Company’s common stock may vote, and they shall vote together as one class with voting rights equal to eighty one percent (81%) of all of the issued and outstanding shares of common stock of the Company. Each share of Series A Preferred can be converted into 300 shares of the Company’s common stock. The foregoing description of the Series A Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Certificate of Designations of Series C Preferred Shares.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Designation of Series C Preferred Shares of Remsleep Holdings, Inc
10.1	Form of Intellectual Property Assignment Agreement between Remsleep Holdings, Inc and Thomas Wood
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 6, 2023	REMSLEEP HOLDINGS, INC.

BY:	/S/ THOMAS J. WOOD
Thomas J. Wood,
Chief Executive Officer

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